UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-00958

T. Rowe Price New Horizons Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2015

Item 1. Report to Shareholders

New Horizons Fund	June 30, 2015

The views and opinions in this report were current as of June 30, 2015. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Small-cap growth stocks generated solid returns in the first half of 2015, easily outpacing large-cap equities as well as small-cap value companies. Much of the outperformance of small-cap growth companies was due to exceptional gains in the technology and biotechnology segments. The fund outperformed its Lipper peer group index but lagged its benchmark index due to stock selection in the technology sector.

PERFORMANCE REVIEW

The New Horizons Fund returned 7.77% for the six months ended June 30, 2015, lagging the 8.74% return of its benchmark, the Russell 2000 Growth Index, as a result of stock selection in the technology sector. However, the fund outpaced the Lipper Small-Cap Growth Funds Index’s 7.54% return. The New Horizons Fund was in the top 14% of its Lipper small-cap growth funds peer group for the trailing 3-, 5-, and 10-year periods ended June 30, 2015. Based on cumulative total return, Lipper ranked the fund 244 of 544, 63 of 477, 1 of 416, and 10 of 300 small-cap growth funds for the 1-, 3-, 5-, and 10-year periods ended June 30, 2015, respectively. (Past performance cannot guarantee future results.)

MARKET ENVIRONMENT

Stocks rose through much of the first half of 2015, helping bring the small-cap benchmarks to record highs in June. Investors were generally pleased by first-quarter earnings reports, which showed that companies outside of the energy sector had continued to grow profits at a healthy pace. It also became clear in the spring that while profits had continued to grow, the overall economy had experienced another “winter chill”—gross domestic product shrank by 0.2% in the first quarter. Many suspected that exceptionally harsh winter weather was once again to blame, however, along with a strike at West Coast ports and other temporary factors. Indeed, payroll growth remained strong, and signs emerged that growth was again picking up in the second quarter. The winter chill may even have played a positive role for markets by pushing back expectations for the Federal Reserve’s first rate hike in several years. A tipping point in the Greek debt crisis caused the reporting period to end on a decidedly down note. Having already delayed some debt payments, it became clear in late June that Greece was going to default on a payment to the International Monetary Fund, potentially setting the stage for its exit from the euro and setting off ripple effects in the European financial system.

Small-caps’ greater insulation from such foreign turmoil helped them handily outperform their larger counterparts in the first half. At least some of the outperformance of small-caps relative to large-caps likely stemmed from the strength of the dollar. While the U.S. dollar’s gains paused in the second quarter after the greenback rapidly strengthened in the second half of 2014 and early 2015, the foreign currency sales of U.S. firms are still worth fewer dollars than a year ago. Small-cap companies are significantly less reliant on revenue from foreign markets than large-caps. Indeed, the Russell 2000 Value Index, which includes many industrial firms that are tied to export markets, saw only a modest gain and lagged both the Russell 2000 Growth Index and the large-cap Standard & Poor’s 500 Index. Much of the outperformance of small-cap growth companies was due to exceptional gains in the technology and biotechnology segments.

STRATEGY REVIEW

Like many Americans, I was proud of and inspired by the successful mission of NASA’s New Horizons spacecraft and the dramatic images of Pluto that it produced. The more I read about the history of the mission, the more I was captivated by the perseverance and vision of the scientists behind it. In many ways, the story of Alan Stern—the mission’s principal investigator—and his team provides an analogy to the type of entrepreneur we seek to invest in.

Alan Stern had a dream of leaving a lasting mark on his generation, and he used his expertise to build a legacy that will endure beyond his lifetime. While Stern’s vision for the New Horizons spacecraft began in the early 1990s, the program was not formally approved until the early 2000s. It launched into space on January 19, 2006, and finally made history on July 14, 2015. More than two decades after the initial proposal, Stern’s persistence transformed his vision into a reality, and the mission left an indelible mark on the progress of science in America.

One of the most compelling parts of my job as president of the New Horizons Fund is the opportunity to meet with hundreds of entrepreneurs each year. Over the next several decades, a handful of these entrepreneurs will accomplish the business equivalent of NASA’s mission to Pluto. They will begin with an idea, start an early-stage growth company, and lead a business that grows into a large enterprise. With good fortune, these businesses will come to define their markets and potentially achieve blue chip status. It is the mission of the New Horizons Fund to invest in these future market leaders when they are still early-stage companies. In this shareholder letter, I will review our investment framework in order to convey our process to shareholders and remind our team that the process of identifying these future leaders requires diligence and patience.

As we hunt for small companies that have the potential to become large, we develop differentiated insights by looking further into the future than the market does. Our philosophy of investing on a long time horizon allows us to escape the daily market noise and focus on what really matters. In previous letters, we have touched upon our “Act I to Act II” framework for investing in early-stage companies. We seek companies that have the potential for an “Act II.” These enterprises have the ability to find a second phase of growth—a new product, additional market, or innovation—after their first growth engine, or Act I, has weakened. Act I companies that successfully transition to Act II have been critical to our outperformance in the last five years, and we aim to partner with them as early as possible. Thus, we think it is important to provide a deeper description of how Act I companies lay the foundation to reach an Act II.

Our quantitative work reveals that few companies reach the minimum scale necessary to begin the journey toward market leadership. We compiled a study of all venture capital-backed initial public offerings (IPOs) since 1995 and found that only 10% of businesses that enter the public markets at less than $1 billion in annual revenue ever reach this threshold. This fact underscores just how rare successful Act II companies actually are.

Our investments fall into two groups: early-stage growth companies that compose one-third of our fund and durable-growth companies that constitute the other two-thirds. Durable-growth companies have established competitive advantages that allow them to grow reliably over long periods of time, manifesting the power of compounding. Early-stage growth companies, by contrast, demonstrate more explosive—but less reliable—growth. They exhibit the ability to displace incumbents with huge end-markets. With an Act II, they can grow at outsized rates for longer than most investors appreciate and become much larger businesses—even blue chips. While these companies are rare, they will reward patient investors with outlier-level returns. They are the subject of this process review.

During the early part of its Act I phase, a company will focus on building the foundation needed for growth. Emerging businesses seek to demonstrate a value proposition that is differentiated, and they usually compete in markets that are undergoing change. During the initial growth period, management teams focus on investing in their products to achieve product-market fit, building solid initial leadership teams, and solidifying unit economics that work at scale. Most investors spend time thinking about the size of the company’s addressable market and its potential to demonstrate a competitive edge in Act I alone.

Our philosophy is different. Even at the beginning stages of a company’s expansion, we look beyond Act I and understand whether the business has the potential for a second act. Many management teams—reinforced by the strategies of their investors—are too concerned with demonstrating value within their Act I phase. Maximizing resources toward a successful Act I can help a company drive financial results and monetize its returns in either the public or private markets. In many cases, however, we find that companies expend too much time, energy, and capital on short-term concerns to the exclusion of building an enterprise that can be truly sustainable. These businesses exhaust their market opportunities prematurely because they lack the capabilities to grow sustainably beyond a certain point.

When we look at an early Act I business, we want to know that it is building the people, processes, and systems necessary to continue winning at scale. We care about management’s willingness to invest for the future, not just its ability to execute in the present. Most industries eventually undergo significant change, so it is important for business leaders to have an adaptive mentality, learning from the marketplace and reshaping it to their own ends. Management teams need to be honest about their challenges. We like leaders who are data-driven and have a rational system of managing according to key performance indicators (KPIs), not according to unchecked intuitions. We find that most great companies view their customers as stakeholders and seek to build a product that will serve them, not just extract value from them. Underlying these companies generally rests a high-performance culture that treats employees equitably. A strong culture usually features a robust corporate governance structure and an incentive system that motivates managers to focus on the company’s long-term success. This system should encourage employees and leaders to think like owners.

Transitions between phases of growth rarely are smooth. Internal and external forces provide real challenges. Thus, as an early-stage growth investor, we cannot predict with certainty whether a business will have a successful move to an Act II, but we can evaluate whether it has the fundamental characteristics of a business capable of transitioning.

The companies that make this transition to a next stage of growth often find that they have built off of the foundation developed in Act I—the underlying capabilities, culture, and financial resources that their initial success provided. In many cases, even very young companies find themselves competing with large enterprises in this second Act. A handful of these companies will go on to accomplish the additional step of building a market-defining organization—the business equivalent of exploring Pluto.

PORTFOLIO REVIEW

Netflix, an innovator in online video streaming, has been an important position for the fund since our investment in late 2011. It was also the top performance contributor for the fund in the past six months. The company started as a DVD home-delivery business that disrupted traditional video stores like Blockbuster by offering a more efficient and consumer-friendly service. During the transition from its Act I as a delivery business to an Act II as a video streaming service, Netflix made several strategic missteps. It charged too much for a limited selection and announced a splitting of the company only to immediately retract it. This triggered a spike in customer churn rates, putting the company’s balance sheet at risk as it was making significant investments in building out its streaming business. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

We bought Netflix during this transition period, thinking that the company’s scale would allow it to invest more than competitors in its content and product. Furthermore, we were impressed with its high-performance culture and the intellectual rigor and honesty of its management. Our view has paid off. The appeal of Netflix’s on-demand content is broad-based, and its platform plays especially well with young consumers who have not been trained to modify their schedules around a cable TV programming lineup. Netflix continues to couple strong demand and pricing power in the United States with growth in Europe and Latin America. While short-term volatility is certainly possible, we believe in the company’s long-term growth trajectory. Netflix still has the potential for many years of margin expansion and double-digit revenue growth.

Another one of our top contributors so far in 2015 was Vail Resorts, which operates six of the top 10 most visited ski resorts in the United States. Vail has a strong management team that has been able to drive significant traffic and revenue gains with its season pass, which takes advantage of its scale to offer a value proposition that standalone resorts cannot match. Vail’s Act I centered on building its network of domestic ski resorts through acquisitions and developing the systems to support its unique season pass offering. We believe that Vail is working toward its next phase of growth by leveraging its network footprint, its season pass value equation, and its marketing power while it acquires additional resorts both in the U.S. and overseas.

We are also significant investors in online travel agencies (OTAs) in emerging markets. In the past decade, companies like Expedia and Priceline have allowed consumers to bypass traditional travel agents and negotiate lower prices for travel. They have leveraged scale advantages in marketing and monetization to build global network effects in demand and supply. We believe the same model can work outside of the U.S. Ctrip.com International is profiting from China’s rapidly growing online travel market, and it was one of our best-performing holdings in the past six months. Ctrip delivers a higher-quality service than its competitors, and its leading supply and consumer base should provide it with a competitive advantage through scale. Ctrip enjoyed a strong rebound as the market took note of its progress in transitioning from a desktop-centric business to a mobile-first company. The transition has resulted in market share consolidation, which has benefited Ctrip.

MakeMyTrip, an OTA with significant exposure to India, was one of the biggest detractors from fund performance so far this year. The company’s recent weakness is the result of competitive pricing actions as existing and new competitors fight for share in India’s growing marketplace during the transition to a mobile-led Internet. However, we think these headwinds are likely temporary.

Another significant detractor from our six-month performance was WageWorks. The company administers 3.8 million tax-advantaged medical and transit benefit accounts, which allow employees to save pretax dollars for planned and unplanned expenses. About 60% of WageWorks’s revenue comes from its health care business. WageWorks has benefited from the widespread adoption of its services among employers. Recently, the Affordable Care Act and the growth of health care exchanges have created more concern about real and perceived competition in the benefits industry. While this transition is causing uncertainty for the company, we believe WageWorks could benefit from the growth of the overall marketplace and leverage its advantages. Even though we expect near-term uncertainty, we still own the stock on a long-term view. As with all of our investments, we continue to remain vigilant in constantly reevaluating our investment thesis.

Zillow, the current leader in online real estate information, also significantly detracted from performance. The Department of Justice recently slowed down the company’s acquisition of Trulia, which pushed some of the synergies that Zillow expects from the deal further into the future. Furthermore, the operating performance of Trulia has experienced several missteps. We are positive on the long-term benefits of this merger nonetheless. Fundamentally, Zillow remains the leading source for consumer information during the home-buying and rental processes. The company recently improved its access to multiple listing service (MLS) data, which will complement its proprietary data sets and should help drive customer adoption further. We expect the company to leverage its advertising dollars to continue gaining market share, and we are confident in our long-term position in the company.

OUTLOOK

Small-cap stock valuations remain at elevated levels that could signal that the market segment in general could still be somewhat stretched. The price-to-earnings ratio of the fund’s holdings at the end of June was 33.4, which was up slightly from December 31, 2014. Based on several measures, small-cap valuations relative to historical ranges also remain fairly elevated compared with large-caps. For example, the fund’s P/E ratio relative to the same measure for the S&P 500 Index on expected 12-month forward earnings was 2.03 at the end of June, little changed from 2.01 at the beginning of 2015. This indicates that larger-cap stocks still likely offer more near-term value than small-cap companies.

With small-cap growth valuations still at elevated levels, we remain cognizant that price corrections could occur that bring valuations down to be more in line with historical standards. Particularly in the current environment of economic uncertainty, thorough company analysis is an essential element of successful small-cap growth investing.

We are confident in our ability to find smaller companies that are poised to grow rapidly and to hold them for the long term, even through the downturns and valuation adjustments that are part of every market cycle. Our overall goal is to own companies that are innovative early-stage or durable growers with the potential to become much larger, successful firms over time as a result of their innovative business models. These stocks have the ability to generate solid long-term returns for our shareholders.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Henry Ellenbogen
President of the fund and chairman of its Investment Advisory Committee

July 24, 2015

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

As with all stock and bond mutual funds, each fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Investing in small companies involves greater risk than is customarily associated with larger companies. Stocks of small companies are subject to more abrupt or erratic price movements than larger-company stocks. Small companies often have limited product lines, markets, or financial resources, and their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market.

GLOSSARY

Gross domestic product: The total market value of all goods and services produced in a country in a given year.

Initial public offering: The first sale of stock to the public by a formerly private company.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price/book ratio: A valuation measure that compares a stock’s market price with its book value, i.e., the company’s net worth divided by the number of outstanding shares.

Price/earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. The ratio is a measure of how much investors are willing to pay for a company’s earnings.

Russell 2000 Growth Index: An index that tracks the performance of small-cap stocks with higher price-to-book ratios and higher forecast growth values.

Russell 2000 Index: An unmanaged index that tracks the stocks of 2,000 small U.S. companies.

Russell 2000 Value Index: An index that tracks the performance of small-cap stocks with lower price-to-book ratios and lower forecast growth values.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 6/30/15
O'Reilly Automotive	2.1%
SS&C Technologies Holdings	2.1
Dexcom	1.6
Netflix	1.5
Restoration Hardware Holdings	1.5
Roper Technologies	1.5
Vail Resorts	1.4
Incyte	1.4
PriceSmart	1.3
Zillow	1.2
Allegiant Travel	1.2
Mobile Mini	1.2
CoStar Group	1.1
FactSet Research Systems	1.1
Waste Connections	1.1
Lennox International	1.1
Flowers Foods	1.1
Acuity Brands	1.1
Regeneron Pharmaceuticals	1.1
Shutterstock	1.0
GrubHub Seamless	1.0
Advisory Board	1.0
Gartner	0.9
WEX	0.9
Neurocrine Biosciences	0.9
Total	31.4%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

PORTFOLIO HIGHLIGHTS

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE

Six Months Ended 6/30/15

Best Contributors		Worst Contributors	
Netflix	34¢	Puma Biotechnology	-16¢
Pharmacyclics*	33	Zulily	-14
Neurocrine Biosciences	24	WageWorks	-12
Incyte	23	Kate Spade	-10
Dexcom	22	Sprouts Farmers Market	-10
Ctrip.com International	16	Zillow	-10
O'Reilly Automotive	14	Athenahealth	-10
Allegiant Travel	12	MakeMyTrip	-8
Synageva BioPharma*	12	Shutterstock	-8
Vail Resorts	11	Five Below	-8
Total	201¢	Total	-106¢

12 Months Ended 6/30/15

Best Contributors		Worst Contributors	
Pharmacyclics*	43¢	Zulily	-34¢
Incyte	38	Kate Spade	-21
Dexcom	35	Pandora Media	-19
O'Reilly Automotive	34	MakeMyTrip	-19
Neurocrine Biosciences	32	Zillow	-19
Allegiant Travel	28	Shutterstock	-18
InterMune*	28	Aimia*	-17
Netflix	24	SM Energy	-15
Regeneron Pharmaceuticals	23	Oasis Petroleum*	-13
Vail Resorts	22	Flotek Industries	-12
Total	307¢	Total	-187¢

*Position eliminated.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Shares/Par	$ Value
COMMON STOCKS 94.0%		
CONSUMER DISCRETIONARY 19.5%		
Distributors 0.6%		
Core-Mark Holding (1)	1,543,363	91,444
		91,444
Diversified Consumer Services 0.5%		
Bright Horizons Family Solutions (2)	1,413,955	81,727
		81,727
Hotels, Restaurants & Leisure 5.9%		
Bloomin Brands	323,676	6,911
Chipotle Mexican Grill (2)	137,290	83,059
Choice Hotels International	2,569,792	139,411
Dunkin Brands	2,125,100	116,881
Fiesta Restaurant (1)(2)	2,945,700	147,285
Krispy Kreme (1)(2)	5,261,950	101,345
Panera Bread, Class A (2)	91,293	15,955
Papa John's International	1,501,300	113,513
Vail Resorts (1)	2,074,900	226,579
Zoe s Kitchen (2)	252,881	10,353
		961,292
Household Durables 0.9%		
Harman International	1,144,500	136,127
		136,127
Internet & Catalog Retail 4.6%		
Blue Nile (1)(2)	1,830,688	55,635
Ctrip.com International, ADR (2)	1,942,000	141,028
Liberty TripAdvisor Holdings, Class A (2)	1,329,364	42,832
Liberty Ventures, Series A (2)	95,995	3,770
MakeMyTrip (1)(2)	4,339,648	85,404
Netflix (2)	368,372	241,998
Priceline (2)	25,313	29,145
Vipshop Holdings, ADR (2)	3,121,300	69,449

SM Energy	392,370	18,096
		251,914
Total Energy		323,581
FINANCIALS 5.0%		
Banks 2.0%		
Signature Bank (2)	760,800	111,373
SVB Financial Group (2)	716,600	103,176
Texas Capital Bancshares (2)	960,870	59,805
Western Alliance Bancorp (2)	1,646,117	55,573
		329,927
Capital Markets 0.6%		
Artisan Partners Asset Management	1,024,600	47,603
Financial Engines	1,129,676	47,989
		95,592
Consumer Finance 0.0%		
DLP Payments Holdings, Acquisition Date: 2/20/15 Cost $7,164 (2)(3)(4)	21,665	7,164
		7,164
Diversified Financial Services 1.4%		
Capitol Acquisition Corp. II (1)(2)	2,152,301	22,707
Capitol Acquisition Corp. II, Warrants, 7/10/20 (1)(2)	778,500	1,822
CBOE Holdings	1,243,884	71,175
MSCI, Class A	2,010,400	123,740
		219,444
Insurance 0.8%		
First American Financial	2,787,015	103,705
Infinity Property & Casualty	415,889	31,541
		135,246

Shares	$ Value
Real Estate Investment Trusts 0.1%		
WeWork, Class A, Acquisition Date: 12/9/14 – 5/26/15 Cost $6,442 (1)(2)(3)(4)	427,010	14,044
		14,044
Real Estate Management & Development 0.0%		
Redfin, Acquisition Date: 2/11 - 4/2/14, Cost $623 (1)(2)(3)(4)	245,405	809
		809
Thrifts & Mortgage Finance 0.1%		
PennyMac Financial Services (2)	574,556	10,411
		10,411
Total Financials		812,637
HEALTH CARE 19.1%		
Biotechnology 8.7%		
Abcam (GBP) (1)	10,450,765	85,060
ACADIA Pharmaceuticals (2)	1,513,700	63,394
Acceleron Pharma (2)	617,708	19,544
Alexion Pharmaceuticals (2)	516,584	93,383
Alkermes (2)	676,000	43,494
aTyr Pharma (2)	192,300	3,561
aTyr Pharma, Acquisition Date: 3/31/15, Cost $3,624 (2)(3)	334,547	5,886
Bluebird Bio (2)	398,565	67,106
Chimerix (2)	733,400	33,883
Clovis Oncology (2)	573,569	50,405
Exact Sciences (2)	268,180	7,976
Exelixis (2)	4,501,100	16,924
Incyte (2)	2,140,500	223,062
Intercept Pharmaceuticals (2)	75,364	18,191
Ironwood Pharmaceuticals (2)	1,500,900	18,101
Neurocrine Biosciences (2)	3,092,700	147,707
Novavax (2)	5,437,600	60,575
Ophthotech (2)	402,094	20,933

Portola Pharmaceuticals (2)	114,290	5,206
Prothena (2)	1,048,300	55,214
Puma Biotechnology (2)	538,311	62,848
Regeneron Pharmaceuticals (2)	336,975	171,901
Seattle Genetics (2)	247,378	11,973
Spark Therapeutics (2)	116,791	7,039
Spark Therapeutics, Acquisition Date: 5/23/14 Cost: $2,732 (2)(3)	344,895	19,747
Sunesis Pharmaceuticals (2)	1,458,000	4,389
TESARO (2)	751,441	44,177
Ultragenyx Pharmaceutical (2)	474,158	48,549
		1,410,228
Health Care Equipment & Supplies 4.2%		
Align Technology (2)	474,764	29,772
Dexcom (2)	3,234,700	258,711
EnteroMedics (2)	724,200	449
EnteroMedics, Warrants, 6/13/16 (2)	908,400	64
EnteroMedics, Warrants, 9/28/16 (2)	128,400	15
GenMark Diagnostics (2)	1,133,233	10,267
IDEXX Laboratories (2)	2,046,500	131,263
JAND, Class A, Acquisition Date: 4/23/15, Cost $6,923 (2)(3)(4)	602,790	6,923
Oxford Immunotec Global (2)	373,972	5,180
Semler Scientific (2)	184,903	611
Sirona Dental Systems (2)	1,434,597	144,062
Tornier (2)	1,435,667	35,877
West Pharmaceutical Services	1,025,600	59,567
		682,761
Health Care Providers & Services 3.0%		
Acadia Healthcare (2)	635,751	49,798
Adeptus Health, Class A (2)	397,189	37,729
Centene (2)	948,700	76,276
Diplomat Pharmacy (2)	1,984,230	88,794
Henry Schein (2)	915,300	130,082

Team Health Holdings (2)	336,575	21,989
WellCare Health Plans (2)	940,151	79,753
		484,421
Health Care Technology 1.3%		
athenahealth (2)	1,137,400	130,323
Castlight Health (2)	1,566,176	12,749
Veeva Systems, Class A (2)	2,213,300	62,039
		205,111
Life Sciences Tools & Services 1.4%		
Bruker (2)	5,200,000	106,132
Illumina (2)	568,257	124,085
		230,217
Pharmaceuticals 0.5%		
Alexza Pharmaceuticals, Warrants, 10/5/16 Acquisition Date: 10/5/09, Cost $79 (2)(3)	63,000	—
Medicines Company (2)	564,100	16,139
Pacira Pharmaceuticals (2)	569,900	40,303
Supernus Pharmaceuticals (2)	281,375	4,778
Zeneca, Acquisition Date: 7/18/13, Cost $0 (2)(3)(4)	288,910	734
ZS Pharma (2)	347,974	18,230
		80,184
Total Health Care		3,092,922
INDUSTRIALS & BUSINESS SERVICES 14.5%		
Aerospace & Defense 0.2%		
DigitalGlobe (2)	969,887	26,953
HEICO, Class A	201,717	10,241
		37,194
Airlines 1.2%		
Allegiant Travel (1)	1,101,500	195,935
		195,935

Building Products 1.5%		
A.O. Smith	513,400	36,955
Armstrong Worldwide Industries (2)	681,687	36,320
Lennox International	1,616,300	174,059
		247,334
Commercial Services & Supplies 2.8%		
Healthcare Services	1,781,800	58,888
Mobile Mini (1)	4,543,077	190,991
MSA Safety	371,851	18,039
Waste Connections	3,728,700	175,696
		443,614
Electrical Equipment 1.6%		
Acuity Brands	966,500	173,951
Franklin Electric (1)	2,763,377	89,340
		263,291
Industrial Conglomerates 1.5%		
Roper Technologies	1,398,600	241,202
		241,202
Machinery 4.0%		
Colfax (2)	1,828,300	84,376
Graco	1,783,457	126,679
Middleby (2)	376,571	42,263
RBC Bearings (2)	682,089	48,947
Rexnord (2)	4,459,396	106,624
Rotork (GBP)	17,141,614	62,648
Toro	1,673,500	113,430
Valmont Industries	229,883	27,326
WABCO Holdings (2)	280,579	34,713
		647,006
Professional Services 1.6%		
Advisory Board (1)(2)	2,997,600	163,879

CEB	335,375	29,198
Trinet (2)	756,308	19,172
WageWorks (2)	1,215,795	49,179
		261,428
Road & Rail 0.1%		
SAIA (2)	394,587	15,503
		15,503
Total Industrials & Business Services		2,352,507
INFORMATION TECHNOLOGY 23.7%		
Communications Equipment 1.1%		
ADTRAN	1,989,000	32,321
Ciena (2)	1,000,000	23,680
Finisar (2)	2,250,000	40,208
Palo Alto Networks (2)	423,000	73,898
		170,107
Electronic Equipment, Instruments & Components 1.1%		
Control4 (2)	596,800	5,306
FEI	1,006,000	83,428
InvenSense (2)	1,244,000	18,784
National Instruments	1,468,000	43,247
Trimble Navigation (2)	1,500,000	35,190
		185,955
Internet Software & Services 10.6%		
58.com, ADR (2)	1,721,775	110,297
Atlassian, Class A1, GDR, Acquisition Date: 4/9/14 Cost $2,684 (2)(3)(4)	167,746	3,187
Atlassian, Class A2, GDR, Acquisition Date: 4/9/14 Cost $9,656 (2)(3)(4)	603,476	11,466
Atlassian, Class A3, GDR, Acquisition Date: 4/9/14 Cost $1,849 (2)(3)(4)	115,556	2,196
Atlassian, Series 1, GDR, Acquisition Date: 4/9/14 Cost $4,711 (2)(3)(4)	294,456	5,595

Atlassian, Series 2, GDR, Acquisition Date: 4/9/14 Cost $12,614 (2)(3)(4)	788,399	14,980
Atlassian, Series A, GDR, Acquisition Date: 4/9/14 Cost $9,328 (2)(3)(4)	583,019	11,077
Bazaarvoice (2)	1,795,917	10,578
CoStar Group (2)	916,300	184,415
Coupa Software, Acquisition Date: 5/26/15 Cost $2,645 (1)(2)(3)(4)	632,708	2,645
Coupons.com (2)	2,251,752	24,297
Elance-oDesk, Acquisition Date: 1/30 - 5/21/13 Cost $290 (1)(2)(3)(4)	40,859	233
Endurance International Group Holdings (1)(2)	6,683,492	138,081
Envestnet (2)	1,519,000	61,413
Eventbrite, Acquisition Date: 6/28/13, Cost $2,217 (1)(2)(3)(4)	179,516	2,941
Evernote, Acquisition Date: 11/20/12, Cost $2,296 (1)(2)(3)(4)	190,876	1,837
GrubHub (1)(2)	4,908,394	167,229
Houzz, Acquisition Date: 6/3/14, Cost $6,575 (2)(3)(4)	87,760	6,575
Just Dial (INR)	103,597	2,058
Just Eat (GBP) (2)	2,061,893	13,179
Marketo (1)(2)	2,800,000	78,568
New Relic (2)	1,500,000	52,785
OfferUp, Acquisition Date: 3/6/15, Cost $5,042 (1)(2)(3)(4)	101,263	5,042
Pandora Media (2)	3,752,900	58,320
Rackspace Hosting (2)	2,412,700	89,728
Shutterstock (1)(2)	2,858,418	167,618
SPS Commerce (1)(2)	860,300	56,608
SVMK (f/k/a/ SurveyMonkey), Acquisition Date: 11/25/14 Cost $36,107 (2)(3)(4)	2,194,941	36,107
Textura (2)	995,000	27,691
Wix.com (1)(2)	2,409,960	56,923
Xoom (1)(2)	4,117,273	86,689
Youku Tudou, ADR (2)	1,214,118	29,782
Youku Tudou, Class A, Acquisition Date: 9/15/10 - 6/14/11 Cost $0 (2)(3)	6	—
Zillow (2)	2,323,273	201,521
		1,721,661

IT Services 1.9%		
CoreLogic (2)	128,400	5,096
Gartner (2)	1,765,926	151,481
WEX (2)	1,315,000	149,871
		306,448
Semiconductor & Semiconductor Equipment 1.3%		
Cavium (2)	667,000	45,896
Diodes (2)	672,000	16,202
Fairchild Semiconductor, Class A (2)	697,000	12,114
PDF Solutions (2)	667,000	10,672
PMC-Sierra (2)	5,668,900	48,526
Semtech (2)	2,500,000	49,625
Silicon Laboratories (2)	448,000	24,196
Teradyne	473,000	9,124
		216,355
Software 7.6%		
Aveva (GBP)	182,684	5,190
Barracuda Networks (2)	269,000	10,658
Bottomline Technologies (1)(2)	2,338,000	65,020
Cadence Design Systems (2)	425,000	8,356
Computer Modelling (CAD)	2,207,000	22,370
Descartes Systems (2)	2,765,162	44,381
FactSet Research Systems	1,129,900	183,620
Fleetmatics (1)(2)	1,990,000	93,192
Fortinet (2)	1,244,000	51,415
Guidewire Software (2)	1,990,000	105,331
HubSpot (2)	700,000	34,706
NetSuite (2)	350,000	32,112
Paylocity Holding (2)	179,887	6,449
Proofpoint (2)	1,300,000	82,771
ServiceNow (2)	1,269,000	94,299
SS&C Technologies Holdings (1)	5,376,760	336,047

Internet & Catalog Retail 0.2%		
Evolve Vacation Rental Network, Series 4 Acquisition Date: 8/15/14, Cost $906 (1)(2)(3)(4)	718,332	906
Forward Ventures, Series G, Acquisition Date: 1/9/15 Cost $16,865 (1)(2)(3)(4)	595,897	24,677
Peixe Urbano, Series C, Acquisition Date: 12/5/11 - 12/26/14 Cost $18,842 (2)(3)(4)	603,212	259
		25,842
Media 0.0%		
Glam Media, Series M-1, Acquisition Date: 7/2/07 - 3/19/08 Cost $10,541 (2)(3)(4)	805,923	2,327
Glam Media Escrow, Series M-1, Acquisition Date: 7/2/07 - 3/19/08, Cost $1,479 (2)(3)(4)	115,132	—
		2,327
Specialty Retail 0.1%		
Chewy.com, Series C, Acquisition Date: 8/7/14 Cost $22,820 (1)(2)(3)(4)(5)	6,370,725	22,820
		22,820
Total Consumer Discretionary		77,905
FINANCIALS 0.5%		
Real Estate Investment Trust Securities 0.3%		
WeWork, Series D1, Acquisition Date: 12/9/14 Cost $13,052 (1)(2)(3)(4)	783,879	25,781
WeWork, Series D2, Acquisition Date: 12/9/14 Cost $10,256 (1)(2)(3)(4)	615,906	20,257
		46,038
Real Estate Management & Development 0.2%		
Redfin, Series B, Acquisition Date: 12/10/13 Cost $8,203 (1)(2)(3)(4)	3,377,516	11,138
Redfin, Series F, Acquisition Date: 11/7/13 Cost $12,534 (1)(2)(3)(4)	5,161,171	17,020

Redfin, Series G, Acquisition Date: 12/16/14 Cost $4,514 (1)(2)(3)(4)	1,368,850	4,514
		32,672
Total Financials		78,710
HEALTH CARE 0.4%		
Biotechnology 0.3%		
Acerta Pharma, Series B, Acquisition Date: 5/12/15 Cost $22,404 (1)(2)(3)(4)	1,948,190	22,404
BeiGene, Series A2, Acquisition Date: 4/21/15 Cost: $4,532 (2)(3)(4)	3,873,695	4,532
Novocure, Series J, Acquisition Date: 6/1/15 Cost: $20,144 (1)(2)(3)(4)	146,027	20,145
RegenxBio, Series D, Acquisition Date: 5/15/15 Cost: $2,913 (1)(2)(3)(4)	304,409	2,913
		49,994
Health Care Equipment & Supplies 0.1%		
JAND, Series D, Acquisition Date: 4/23/15 Cost $15,460 (2)(3)(4)	1,346,025	15,460
		15,460
Health Care Technology 0.0%		
Doximity, Series C, Acquisition Date: 4/10/14 Cost $5,701 (2)(3)(4)	1,182,668	5,701
		5,701
Total Health Care		71,155
INFORMATION TECHNOLOGY 2.2%		
Internet Software & Services 1.1%		
Cloudera, Series F, Acquisition Date: 2/5/14 Cost $14,583 (2)(3)(4)	1,001,546	32,881
Coupa Software, Series G, Acquisition Date: 5/26/15 Cost $21,162 (1)(2)(3)(4)	5,061,666	21,162
Elance-oDesk, Series A-1, Acquisition Date: 3/13/12 - 4/24/14 Cost $10,078 (1)(2)(3)(4)	1,101,889	6,479

Elance-oDesk, Series A-2, Acquisition Date: 3/13/12 - 4/24/14 Cost $941 (1)(2)(3)(4)	102,917	588
Elance-oDesk, Series B-1, Acquisition Date: 8/19/14 Cost $4,529 (1)(2)(3)(4)	793,184	4,529
Eventbrite, Series A, Acquisition Date: 7/23/13 Cost $1,853 (1)(2)(3)(4)	150,088	2,459
Eventbrite, Series C, Acquisition Date: 7/23/13 Cost $2,701 (1)(2)(3)(4)	218,748	3,584
Eventbrite, Series F, Acquisition Date: 4/22/13 Cost $9,131 (1)(2)(3)(4)	739,506	12,116
Eventbrite, Series F-1, Acquisition Date: 2/6/14 Cost $27,375 (1)(2)(3)(4)	1,670,851	27,374
Evernote, Series 1, Acquisition Date: 11/20/12 Cost $4,591 (1)(2)(3)(4)	381,752	3,674
Evernote, Series 4, Acquisition Date: 5/2 - 11/20/12 Cost $14,562 (1)(2)(3)(4)	1,210,758	11,652
Evernote, Series 5, Acquisition Date: 11/8/13 Cost $2,274 (1)(2)(3)(4)	174,948	1,684
Houzz, Series D, Acquisition Date: 6/3/14 Cost $19,726 (2)(3)(4)	263,281	19,726
LivingSocial, Series E, Acquisition Date: 4/1/11 Cost $24,650 (2)(3)(4)	4,361,980	762
MongoDB, Series F, Acquisition Date: 10/2/13 - 12/10/14 Cost $15,041 (2)(3)(4)	899,364	15,041
OfferUp, Series A-2, Acquisition Date: 3/6/15 Cost $6,850 (1)(2)(3)(4)	137,583	6,850
OfferUp, Series C, Acquisition Date: 3/6/15 Cost $11,641 (1)(2)(3)(4)	233,794	11,641
		182,202
IT Services 0.1%		
Apptio, Series D, Acquisition Date: 3/9/12 Cost $10,912 (1)(2)(3)(4)	609,011	13,946
Apptio, Series E, Acquisition Date: 5/3/13 Cost $1,816 (1)(2)(3)(4)	80,037	1,833
		15,779
Software 0.6%		
Domo, Series D, Acquisition Date: 1/31/14 Cost $9,735 (2)(3)(4)	2,355,414	18,848

BANK LOANS 0.2% (7)		
Lindblad Expeditions, VR, 5.50%, 5/8/21	31,400,000	31,400
Total Bank Loans (Cost $31,243)		31,400
SHORT-TERM INVESTMENTS 3.0%		
Money Market Funds 3.0%		
T. Rowe Price Reserve Investment Fund, 0.07% (1)(8)	490,722,630	490,723
Total Short-Term Investments (Cost $490,723)		490,723
Total Investments in Securities		
100.9% of Net Assets (Cost $10,598,421)		**$ 16,344,909**

‡ Shares/Par are denominated in U.S. dollars unless otherwise noted.
(1) Affiliated Companies
(2) Non-income producing
(3) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period-end amounts to $752,605 and represents 4.6% of net assets.
(4) Level 3 in fair value hierarchy. See Note 2.
(5) Investment in a partnership held indirectly through a limited liability company that is owned by the fund and treated as a corporation for U.S. tax purposes.
(6) The identity of certain securities has been concealed to protect the fund while it completes a purchase or selling program for the securities.
(7) Bank loan positions may involve multiple underlying tranches. In those instances, the position presented reflects the aggregate of those respective underlying tranches and the rate presented reflects their weighted average rate.
(8) Seven-day yield
ADR American Depository Receipts
BRL Brazilian Real
CAD Canadian Dollar
GBP British Pound
GDR Global Depository Receipts
IDR Indonesian Rupiah
INR Indian Rupee
PIK Payment-in-kind
VR Variable Rate; rate shown is effective rate at period-end.

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the six months ended June 30, 2015. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 6/30/15	Value 12/31/14
Abcam	$ 8,021	$ 366	$ 316	$ 85,060	$ *
Acerta Pharma, Series B	22,404	—	—	22,404	—
Advisory Board	21,994	316	—	163,879	122,759
Allegiant Travel	—	33,314	666	195,935	234,244
Apptio, Series D	—	—	—	13,946	13,946
Apptio, Series E	—	—	—	1,833	1,833
aTyr Pharma ‡	6,330	1	—	*	—
Bazaarvoice	5,477	50,068	—	*	44,090
Blue Nile	11,833	313	—	55,635	52,628
Bottomline Technologies	2,495	167	—	65,020	56,880
Capitol Acquisition Corp. II	6,546	115	—	22,707	—
Capitol Acquisition Corp. II, Equity Units	—	22	—	—	15,654
Capitol Acquisition Corp. II, Warrants, 7/10/20	—	—	—	1,822	—
Castlight Health	—	5,484	—	*	23,438
Chewy.com, Series C	—	—	—	22,820	22,820
Core-Mark Holding	13,762	335	339	91,444	80,757
Coupa Software	2,645	—	—	2,645	—
Coupa Software, Series G	21,162	21,162	—	21,162	—
Elance-oDesk	—	—	—	233	233
Elance-oDesk, Series A-1	—	—	—	6,479	6,479
Elance-oDesk, Series A-2	—	—	—	588	588
Elance-oDesk, Series B-1	—	—	—	4,529	4,529

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price New Horizons Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on June 3, 1960. The fund seeks long-term capital growth by investing primarily in common stocks of small, rapidly growing companies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $96,000 for the six months ended June 30, 2015.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the six months ended June 30, 2015, the fund realized $58,032,000 of net gain on $101,826,000 of in-kind redemptions.

New Accounting Guidance In June 2014, FASB issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Adoption will have no effect on the fund’s net assets or results of operations.

In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Debt securities generally are traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2015:

There were no material transfers between Levels 1 and 2 during the six months ended June 30, 2015.

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended June 30, 2015. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at June 30, 2015, totaled $37,483,000 for the six months ended June 30, 2015. Transfers into and out of Level 3 are reflected at the value of the financial instrument at the beginning of the period. During the six months, transfers out of Level 3 were because observable market data became available for the security.

In accordance with GAAP, the following table provides quantitative information about significant unobservable inputs used to determine the fair valuations of the fund’s Level 3 assets, by class of financial instrument; it also indicates the sensitivity of the Level 3 valuations to changes in those significant unobservable inputs. Because the Valuation Committee considers a wide variety of factors and inputs, both observable and unobservable, in determining fair values, the unobservable inputs presented do not reflect all inputs significant to the fair value determination.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Bank Loans The fund may invest in bank loans, which represent an interest in amounts owed by a borrower to a syndication of lenders. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is troubled or highly leveraged. Bank loans may be in the form of either assignments or participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer, and transfer typically requires consent of both the borrower and agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments; however, the seller continues to hold legal title to the loan. As a result, the buyer of a loan participation generally has no direct rights against the borrower and is exposed to credit risk of both the borrower and seller of the participation. Bank loans often have extended settlement periods, usually may be repaid at any time at the option of the borrower, and may require additional principal to be funded at the borrowers’ discretion at a later date (unfunded commitments). Until settlement, the fund maintains liquid assets sufficient to settle its unfunded loan commitments. The fund reflects both the funded portion of a bank loan as well as its unfunded commitment in the Portfolio of Investments. However, to the extent a credit agreement provides no initial funding of a tranche and funding of the full commitment at a future date(s) is at the borrower’s discretion and considered uncertain, no loan is reflected in the Portfolio of Investments until paid.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At June 30, 2015, there were no securities on loan.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $2,820,325,000 and $3,225,229,000, respectively, for the six months ended June 30, 2015.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. As of December 31, 2014, the fund had $35,842,000 of available capital loss carryforwards.

At June 30, 2015, the cost of investments for federal income tax purposes was $10,630,329,000. Net unrealized gain aggregated $5,714,582,000 at period-end, of which $6,166,063,000 related to appreciated investments and $451,481,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2015, the effective annual group fee rate was 0.29%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended June 30, 2015, expenses incurred pursuant to these service agreements were $60,000 for Price Associates; $1,590,000 for T. Rowe Price Services, Inc.; and $2,414,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended June 30, 2015, the fund was charged $107,000 for shareholder servicing costs related to the college savings plans, of which $65,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2015, approximately 1% of the outstanding shares of the fund were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds), as well as the T. Rowe Price Retirement Funds and T. Rowe Price Target Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum Funds and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the six months ended June 30, 2015, the fund was allocated $40,000 of Spectrum Funds’ expenses and $1,176,000 of Retirement Funds’ expenses. Of these amounts, $515,000 related to services provided by Price. At period-end, the amount payable to Price pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2015, less than 1% of the outstanding shares of the fund were held by the Spectrum Funds and 8% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 13, 2015, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed-upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. At the March 13, 2015, meeting, the Board approved an additional 0.005% breakpoint to the group fee schedule, effective May 1, 2015. With the new breakpoint, the group fee rate will decline to 0.270% when the combined average net assets of the applicable T. Rowe Price funds exceed $500 billion. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and total expense ratio were at or below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price New Horizons Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 17, 2015

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 17, 2015

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date August 17, 2015